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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                              FORM 8-K


                            CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     November 27, 2000


                        WESTERN RESOURCES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

             KANSAS                     1-3523            48-0290150
(State or Other Jurisdiction of       (Commission         (Employer
Incorporation or Organization)        File Number)     Identification No.)

  818 KANSAS AVENUE, TOPEKA, KANSAS                         66612
(Address of Principal Executive Offices)                  (Zip Code)



                             (785)-575-6300
              (Registrant's Telephone Number Including Area Code)
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                         WESTERN RESOURCES, INC.

Item 5. Other Events

      On November 27, 2000, Western Resources, Inc. and Kansas Gas and Electric Company filed separate requests with the Kansas Corporation Commission seeking recovery of investments in new power plants and higher operating and maintenance costs. A copy of the press release announcing the filings is attached hereto as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit 99.1 - Press release dated November 27, 2000 issued by Western Resources, Inc.
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                          SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Western Resources, Inc.



Date November 27, 2000                  By      /s/ James A. Martin
    ----------------------                -------------------------
                                          James A. Martin, Senior Vice
                                          President and Treasurer
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                         EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                  Press release dated November 27,
                                      2000 issued by Western Resources, Inc.